UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21905

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
               (Exact name of registrant as specified in charter)

                        1001 Warrenville Road, Suite 300
                                 LISLE, IL 60532
               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        1001 Warrenville Road, Suite 300
                                 LISLE, IL 60532
                     (Name and address of agent for service)

       registrant's telephone number, including area code: (630) 241-4141

                      Date of fiscal year end: DECEMBER 31

                     Date of reporting period: JUNE 30, 2008



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

                                    (GRAPHIC)

                               (FIRST TRUST LOGO)

SEMI-ANNUAL REPORT

FOR THE SIX MONTHS ENDED
JUNE 30, 2008

FIRST TRUST/
ABERDEEN
EMERGING
OPPORTUNITY
FUND

                        (ABERDEEN ASSET MANAGEMENT LOGO)

TABLE OF CONTENTS

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2008

Shareholder Letter ........................................................    1
At A Glance ...............................................................    2
Portfolio Commentary ......................................................    3
Portfolio of Investments ..................................................    8
Schedule of Forward Foreign Currency Contracts ............................   14
Statement of Assets and Liabilities .......................................   15
Statement of Operations ...................................................   16
Statements of Changes in Net Assets .......................................   17
Statement of Cash Flows ...................................................   18
Financial Highlights ......................................................   19
Notes to Financial Statements .............................................   20
Additional Information ....................................................   26

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust/Aberdeen Emerging Opportunity Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                         PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                             HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Aberdeen are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other regulatory filings.

SHAREHOLDER LETTER

              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2008

Dear Shareholders:

The first half of 2008 has been challenging for the financial markets and for many investors. Yet, regardless of the market, First Trust Advisors L.P. ("First Trust") believes that in order to be successful in reaching your financial goals, you should be invested for the long term. We also believe that investors should seek professional help from a financial advisor who has been through many types of markets, knows the range of investments available, and is committed to bringing you investments suitable to your particular situation.

Our goal at First Trust has always been to offer a wide range of investment products, including our family of closed-end funds, to help financial advisors give you the opportunity to meet your financial objectives. We have continued to expand our product line to ensure that you have many choices to fit your investment needs.

The report you hold contains detailed information about your investment in First Trust/Aberdeen Emerging Opportunity Fund (the "Fund"). It contains a portfolio commentary from the Fund's portfolio management team that provides a market recap for the period, a performance analysis and a market and Fund outlook. Additionally, the report provides the Fund's financial statements for the period covered by this report. I encourage you to read this document and discuss it with your financial advisor.

First Trust has been through many types of markets and remains committed to bringing you quality investment solutions regardless of the inevitable ups and downs experienced in the market. We offer a variety of products that may fit many financial plans to help those investors seeking long-term investment success. As well, we are committed to making available up-to-date information about your investments so you and your financial advisor are always current on your portfolio.

We continue to value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,


/s/ James A. Bowen

James A. Bowen
President of First Trust/Aberdeen
Emerging Opportunity Fund

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
"AT A GLANCE"
AS OF JUNE 30, 2008 (UNAUDITED)

FUND STATISTICS

Symbol on New York Stock Exchange                                     FEO
Common Share Price                                                 $17.45
Common Share Net Asset Value ("NAV")                               $20.49
Premium (Discount) to NAV                                          (14.84)%
Net Assets Applicable to Common Shares                       $121,014,501
Current Quarterly Distribution per Common Share (1)                $0.390
Current Annualized Distribution per Common Share                   $1.560
Current Distribution Rate on Closing Common Share Price (2)          8.94%
Current Distribution Rate on NAV (2)                                 7.61%

COMMON SHARE PRICE & NAV(WEEKLY CLOSING PRICE)

                              (PERFORMANCE GRAPH)

           Market    NAV
           ------   -----
 6/29/07       19   21.54
  7/6/07    19.15   21.91
 7/13/07     19.5   22.29
 7/20/07    19.28   22.22
 7/27/07     18.5   21.33
  8/3/07    18.16   21.21
 8/10/07    17.98   20.96
 8/17/07    16.69   20.02
 8/24/07    17.73   20.77
 8/31/07    18.05   21.02
  9/7/07    18.22   20.97
 9/14/07     18.5   21.38
 9/21/07    18.56   21.58
 9/28/07    18.82   22.09
 10/5/07    18.96   22.51
10/12/07    19.17   22.79
10/19/07    18.97   22.49
10/26/07    19.32   23.11
 11/2/07    19.39   22.99
 11/9/07    19.11   22.45
11/16/07     18.8   22.32
11/23/07    18.35   21.79
11/30/07     18.9   22.11
 12/7/07    19.45   22.63
12/14/07    19.25   22.24
12/21/07    18.32   21.54
12/28/07    19.36    21.7
  1/4/08     19.1   21.44
 1/11/08     18.8   21.69
 1/18/08    18.13   21.08
 1/25/08    17.79   20.91
  2/1/08    18.53   21.36
  2/8/08     18.1   20.99
 2/15/08    18.35   21.25
 2/22/08    18.53   21.45
 2/29/08     18.4   21.47
  3/7/08    17.92   21.11
 3/14/08    18.05   21.02
 3/20/08    17.21   20.45
 3/28/08    17.52   20.64
  4/4/08    18.11   21.09
 4/11/08    17.82    21.1
 4/18/08    18.26   21.47
 4/25/08    18.32    21.5
  5/2/08    18.69   21.82
  5/9/08    18.69   21.53
 5/16/08    18.75   21.99
 5/23/08    18.76   21.67
 5/30/08    19.01   21.89
  6/6/08    18.86   21.52
 6/13/08     18.8   21.21
 6/20/08    18.15   20.59
 6/27/08    17.52   20.42
 6/30/08    17.45   20.49

PERFORMANCE

                                                                          Average Annual
                                                                           Total Return
                                      6 Months Ended   1 Year Ended   Inception (8/28/2006)
                                         6/30/2008       6/30/2008         to 6/30/2008
                                      --------------   ------------   ---------------------
Fund Performance
NAV (3)                                   -1.29%           5.26%              13.09%
Market Value (4)                          -6.50%           1.63%               1.06%
Index Performance
Blended Benchmark (5)                     -2.74%           8.32%              15.91%
Lehman Global Emerging Markets
   Index                                   0.68%           5.47%               6.46%
FTSE All World Emerging Index            -11.24%           4.89%              23.73%

                                       % OF TOTAL
TOP 10 HOLDINGS                       INVESTMENTS
---------------                       -----------
Brazil NTM - B Note, 6.00%, 8/15/10       2.7%
Samsung Electronics Company Ltd.,
   Preference Shares                      2.1
Republic of Equador, 10.00%,
   8/15/30                                1.7
Republic Orient Uruguay, 5.00%,
   9/14/18                                1.7
Peru Bono Soberano                        1.7
Republic of Venezuela, 5.75%,
   2/26/16                                1.6
Companhia Vale do Rio Doce, ADR           1.4
Taiwan Semiconductor Manufacturing
   Company, Ltd.                          1.3
Taiwan Mobile Company, Ltd.               1.3
Petroleo Brasileiro SA, ADR               1.3
                                         ----
      Total                              16.8%
                                         ====

                                        % OF TOTAL
CREDIT QUALITY (7)                    BONDS & NOTES
------------------                    -------------
A+                                         2.1%
AAA                                        1.9
BBB+                                       3.3
BBB-                                       5.6
BB+                                       10.8
BB                                         6.1
BB-                                       26.7
B+                                        12.3
B                                          2.1
B-                                         4.0
NR                                        25.1
                                         -----
   Total                                 100.0%
                                         =====

                                       % OF TOTAL
TOP 10 COUNTRIES (6)                  INVESTMENTS
--------------------                  -----------
Brazil                                   13.1%
Mexico                                    8.5
Russia                                    6.7
China                                     6.1
Indonesia                                 6.0
Venezuela                                 5.0
Turkey                                    4.3
Argentina                                 4.0
Ukraine                                   3.4
Taiwan                                    3.4
                                         ----
   Total                                 60.5%
                                         ====

                                       % OF TOTAL
INDUSTRY CLASSIFICATION               INVESTMENTS
-----------------------               -----------
Government Bonds and Notes                39.5%
Commercial Banks                          10.3
Oil, Gas & Consumable Fuels                6.0
Diversified Financial Services             5.7
Semiconductors & Semiconductor             3.4
Beverages                                  2.7
Food & Staples Retailing                   2.7
Wireless Telecommunication Services        2.5
Metals & Mining                            2.3
Electric Utilities                         2.2
Household Products                         1.9
Multiline Retail                           1.8
Tobacco                                    1.8
Other                                     17.2
                                         -----
   Total                                 100.0%
                                         =====

(1) Most recent distribution paid or of record through 6/30/08. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or of record through the report date and then dividing by Common Share price or NAV, as applicable, as of 6/30/08.

(3) Total return based on NAV is the combination of reinvested dividend distributions and reinvested capital gain distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share and does not reflect sales load. Past performance is not indicative of future results.

(4) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share price. Past performance is not indicative of future results.

(5)  Blended benchmark consists of the following:

     JPMorgan Emerging Markets Bond Index - Global Diversified (32.5%); JPMorgan Government Bond Index - Emerging Markets (32.5%); MSCI (Morgan Stanley Capital International) Global Emerging Markets Index (35.0%).

(6) Fixed-income portfolio securities are included in a country based upon their underlying credit exposure as determined by Aberdeen Asset Management Inc., the investment sub-advisor.

(7) The credit quality information represented reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs). For situations in which a security is rated by one or more NRSROs and ratings are not equivalent, the ratings are averaged.

                              PORTFOLIO COMMENTARY

                                   SUB-ADVISOR

Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor"), a Securities and Exchange Commission registered investment advisor, is a wholly-owned subsidiary of Aberdeen Asset Management PLC. Aberdeen Asset Management PLC is a publicly-traded international investment management group listed on the London Stock Exchange, managing assets for both institutional and retail clients from offices around the world.

                            PORTFOLIO MANAGEMENT TEAM

Investment decisions for the Fund are made by Aberdeen using a team approach and not by any one individual. By making team decisions, Aberdeen seeks to ensure that the investment process results in consistent returns across all portfolios with similar objectives. Aberdeen does not employ separate research analysts. Instead, Aberdeen's investment managers combine the roles of analysis with portfolio management. Each member of the team has sector and portfolio responsibilities such as day-to-day monitoring of liquidity. The overall result of this matrix approach is a high degree of cross-coverage, leading to a deeper understanding of the securities in which Aberdeen invests. Included below is additional information about the members of the team with significant responsibility for the day-to-day management of the Fund's portfolio.

EQUITY MANAGEMENT TEAM

DEVAN KALOO

HEAD OF EMERGING MARKET EQUITY FOR THE ABERDEEN GROUP

Mr. Kaloo is responsible for the London-based Global Emerging Market ("GEM") Equity Team, which manages Latin America, Europe, Middle East and Africa equities, and also has oversight of global emerging market input from the Asia research team based in Singapore, with which he works closely. Mr. Kaloo began his career at Martin Currie in Edinburgh shortly after graduation, working initially on the North American desk before transferring to the global asset allocation team. Mr. Kaloo moved off the global asset allocation team in 1997, and for the next three years, he worked on Asian portfolios before joining Murray Johnstone in Singapore in July 2000. Following the latter's acquisition, he transferred to the Aberdeen Group where he was responsible for the Asian ex Japan region as well as regional portfolios within emerging market mandates and technology stocks. Mr. Kaloo took his current position in July 2005. Mr. Kaloo graduated with an MA (Hons) in Management and International Relations from St. Andrews University in Scotland and holds a postgraduate degree in Investment Analysis from Stirling University, also in Scotland.

JOANNE IRVINE

HEAD OF GEM EQUITY TEAM EX ASIA

Ms. Irvine is on the GEM Equity Team, where she specializes in the emerging markets of Europe, Africa and the Middle East. After qualifying as a chartered accountant in 1992, she worked in corporate finance, specializing in raising development capital finance for private businesses. In January 1996, Ms. Irvine joined the Aberdeen Group in a group development role. Since May 1997, Ms. Irvine has been part of Aberdeen's emerging markets fund management group in London.

MARK GORDON-JAMES

INVESTMENT MANAGER, GEM EQUITY TEAM

After graduating with a degree in Geography and Economics from the London School of Economics in 2000, Mr. Gordon-James worked with the emerging markets team of Merrill Lynch Investment Managers. Mr. Gordon-James joined the Aberdeen Group in April 2004.

FIONA MORRISON

INVESTMENT MANAGER, GEM EQUITY TEAM

Ms. Morrison is an investment manager on the emerging markets ex Asia team. She has a BA with honors in History and French from Durham University, England. Ms. Morrison joined Aberdeen in 2001 as an analyst.

ANDY BROWN

INVESTMENT MANAGER, GEM EQUITY TEAM

Mr. Brown is an assistant investment manager on the emerging markets ex Asia desk. He graduated from the University of St. Andrews with a BSc in Geography in June 2003. Prior to joining Aberdeen in March 2005, Mr. Brown worked in the oil field consumables industry in the United Arab Emirates.

FIXED-INCOME MANAGEMENT TEAM

BRETT DIMENT

HEAD OF EMERGING MARKET DEBT

Mr. Diment joined Deutsche Asset Management Group Limited ("Deutsche") in 1991 as a member of the fixed-income group and became head of the emerging market debt team at Deutsche in 1999. Mr. Diment joined Aberdeen following the Deutsche acquisition in 2005 and is now responsible for the day-to-day management of the emerging market debt team and portfolios.

KEVIN DALY

PORTFOLIO MANAGER, EMERGING MARKET DEBT

Mr. Daly joined the emerging markets team at Aberdeen in April 2007 as a portfolio manager, having spent the previous 10 years at Standard & Poor's in London and Singapore as a credit market analyst covering global emerging market debt, and was head of marketing for Global Sovereign Ratings. Mr. Daly was a regular participant on the Global Sovereign Committee, served as a member of the Sovereign Ratings Review Board, and was one of the initial members of the Emerging Market Council, formed in 2006 to advise senior management on business and market developments in emerging markets.

EDWIN GUTIERREZ

PORTFOLIO MANAGER, EMERGING MARKET DEBT

Mr. Gutierrez has served as an economist specializing in Latin America at LGT Asset Manager, and more recently as a portfolio manager specializing in emerging market fixed-income at Invesco Asset Management. He joined Deutsche in 2000 and Aberdeen in 2005.

NIMA TAYEBI

PORTFOLIO MANAGER, EMERGING MARKET DEBT

Mr. Tayebi has 10 years of experience as executive director responsible for emerging markets trading at Millennium Global Investments, vice president at Salomon Brothers, focusing on emerging currency and debt trading and head of fixed-income research at Renaissance Capital. He joined Deutsche as an emerging currency portfolio manager in 2001 and Aberdeen in 2005.

MAX WOLMAN

PORTFOLIO MANAGER, EMERGING MARKET DEBT

Mr. Wolman joined Aberdeen in January 2001 and is portfolio manager on the Global Emerging Market Debt mandates. Mr. Wolman originally specialized in currency and domestic debt analysis; however, he is now responsible for wider emerging debt analysis, including external and corporate issuers. He is a member of the Emerging Markets Debt investment committee at Aberdeen and is also responsible for the daily implementation of the investment process.

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND

The primary investment objective of First Trust/Aberdeen Emerging Opportunity Fund ("FEO" or the "Fund") is to seek a high level of total return. The Fund pursues its investment objective by investing at least 80% of its managed assets in a diversified portfolio of equity and fixed-income securities of issuers in emerging market countries. There can be no assurance that the Fund's investment objective will be achieved, and the Fund may not be appropriate for all investors.

MARKET RECAP - EQUITY

Emerging equities fell on volatile trading during the first half of 2008, after outpacing developed markets last year, as resurgent credit concerns and growing stagflation fears led investor sentiment to swing wildly. Worries that escalating oil prices would crimp corporate earnings added gloom to an already bleak global growth outlook. The U.S. Federal Reserve's successive interest rate cuts and the bailout of investment bank Bear Stearns inspired short-lived rebounds, but that failed to shore up investor sentiment as the credit contagion spread and inflationary pressures persisted.

The relentless spike in food and fuel costs drove inflation to record highs. Several central banks reluctantly tightened policies to stem inflation, while authorities in other countries such as India and Malaysia raised fuel prices to relieve subsidy burdens. Elsewhere, Mexico froze prices on 150 basic foods until year-end, and in Chile, the government announced $1 billion (U.S.) in emergency subsidies to alleviate the impact of the high oil prices.

Despite these difficulties, economic growth figures remained robust, with first-quarter Gross Domestic Product ("GDP") figures in most developing countries meeting or surpassing expectations, largely owing to still-healthy domestic consumption and exports. On the flip side, lower mining output, hit by power cuts, and weaker consumer spending weighed on South Africa; Brazil's expansion slowed as companies cut investments; and the Czech Republic was dragged down by lower household and government expenditure.

The political backdrop has been similarly mixed. Turkish authorities detained two prominent retired generals, among others, for allegedly plotting a coup against the government; and the ruling AK Party was subject to a court ruling which threatened its existence. In South Africa, ruling party leader Jacob Zuma will know in September 2008, if a multi-million Rand graft case against him will be dropped and his path to the presidency cleared. Elsewhere, Taiwanese opposition leader, the Kuomintang's Ma Ying-jeou, replaced Chen Shui-bian as president after winning the election by a landslide. Thai Prime Minister Samak Sundaravej survived a no-confidence vote a few months after winning last December's election, while a similar motion against Malaysian Prime Minister Abdullah Badawi was dropped. In Korea, President Lee Myung-bak apologized for his controversial decision to resume U.S. beef imports, while his cabinet offered to resign amid violent protests.

MARKET RECAP - FIXED-INCOME

Emerging fixed-income markets had a mixed performance over the period. Early gains were erased by a bout of global risk aversion, but prices rebounded in the aftermath of the takeover of Bear Stearns in mid-March 2008, only to falter again in late June 2008 amid concerns about rising global inflation. Overall, the spread on the JPMorgan Emerging Markets Bond Index-Global Diversified during the six-month period ended June 30, 2008 increased 54 basis points ("bps") to +318, having touched a near three-year high of +348 on March 17, 2008, which marked the day when JPMorgan announced it would acquire Bear Stearns.

BRAZIL

The Fund's core holdings in Brazil performed strongly over the six-month period ended June 30, 2008, though more recently we have taken advantage of market strength following the move to investment-grade bonds by taking profits on some of our external debt position. Overall the news has been very positive in Brazil, which joined Mexico and Chile as the only investment-grade credits in the region after the Standard & Poor's upgrade in April 2008. The fiscal and external accounts remain robust, foreign direct investment climbed to a record level, and the growth outlook has continued on a healthy path despite the slowdown in global growth. The one downside to the strong domestic demand story, however, has been inflation, with the annual rate exceeding the official target of 4.5% by over 100 bps. Rising inflation has prompted the central bank to hike the benchmark rate 50 bps on two occasions to 12.25%. With inflation continuing to press higher and more rate hikes in the pipeline for 2008, local rates have been notably weaker in recent weeks. The market is pricing in another 250 bps of rate hikes this year, which we think provides sufficient cushion to remain long local rates, with the 10-year rate now above 14%.

ARGENTINA

Our positions in Argentine debt have underperformed amid little change in economic policy following the Presidential election that passed the torch from Nestor Kirchner to his wife, Cristina Kirchner, in December 2007. Concerns about the policy framework, combined with the ongoing dispute with farmers over increased agriculture export taxes, have put a big dent in Cristina Kirchner's popularity and investor sentiment. The export taxes are one of the key elements of the government's economic policy, which due to rising soft commodity prices have led to significant increases in the fiscal and trade surpluses in 2008. After a brisk period of growth in the first quarter, the economy for the rest of 2008 is likely to move slowly due to rising inflation and the impact from the lingering dispute with the farmers. Negative headlines aside, default risk remains low in Argentina, which has completed most of its debt financing for 2008 and has ample local resources, plus the support of Venezuela, to meet its 2009 financing gap.

VENEZUELA

Venezuela country risk remains minimal despite record-high oil prices, as political risk and concerns about new supply have weighed on performance over the past year. President Chavez has been involved in a verbal battle with Colombia over the recent deaths of several leaders of the FARC guerrilla group. There have been claims that Chavez was secretly funding the FARC, which has prompted Chavez to go on the offensive and threaten to curb trade ties with Colombia, which would be damaging for both economies. Thus far, the trade channel remains open. The dispute between state-owned oil company PDVSA and Exxon-Mobil over compensation from the expropriation of its oil assets in the Orinoco Basin in 2007 has yet to be resolved, although tensions appear to have eased recently. Likewise, concerns about new supply have eased after $4 billion of new bonds were issued in April 2008. The deal was split into two issues, maturing in 2023 and 2028, and was placed with local investors to fulfill the pent-up demand for dollar assets, which in turn should ease pressure on the parallel exchange rate. While oil prices are at record highs, the market seems to have drawn more comfort that Venezuela may be scaling back new issuance in 2008 and using some of the proceeds to buy back debt.

TURKEY

Turkey's inflation outlook has deteriorated significantly in recent months, primarily due to higher food and fuel prices. With annual inflation approaching double digits, which is well above the Central Bank's original 4% inflation target, the Central Bank initiated a rate hiking cycle by raising rates 50 bps at its May 2008 meeting. The Central Bank of Turkey ("CBT") adopted a much more cautious stance in its quarterly inflation report, increasing its forecast to 9.30% for 2008 from 5.50% previously, and to 6.70% for 2009 from 3.70%. A deteriorating macro outlook and rising political risk, with the Constitutional Court mulling the closure of the ruling AKP party due to anti-secular activities, has provided a negative backdrop for Turkish assets. While the lira has been fairly resilient recently, it has weakened on the year by 5% while the yield on the benchmark March '12s has widened 600 bps to around 22%. (The "March '12s" refer to a bond that is one of the most liquid bonds on the yield curve which investors buy and sell.) Despite the political issues and revised inflation targets, Turkish domestic bonds potentially offer value from these levels following the sell-off.

ASIA

The performance of external debt was mixed, with the Philippines posting a positive gain while Indonesia lagged, as new supply from the latter weighed on existing spreads. Rising inflation and dovish comments from Bank Indonesia weighed on our local rates position, though sentiment has improved recently due to a shift in monetary policy.

FUND RECAP

The Fund had a net asset value ("NAV") total return of -1.29%(1) and a market value total return of -6.50%(2) for the six months ended June 30, 2008, compared to the Fund's blended benchmark(3) total return of -2.74% over the same period. In addition to this blended benchmark, the Fund currently uses other indexes for comparative purposes. The total returns over the six months ended June 30, 2008, for these indexes were as follows: the Lehman Global Emerging Markets Index was 0.68%; and the FTSE All World Emerging Index was -11.24%.

PERFORMANCE ANALYSIS - EQUITY

The benchmark for the equity portion of the Fund, the MSCI Global Emerging Markets Index, fell 11.60% over the six-month period ended June 30, 2008. Against this the equity portion of the Fund fell 378 bps, representing an outperformance of 782 bps. Generally, the Fund's investment process, with its focus on businesses with strong balance sheets and cashflows at reasonable valuations, served the Fund's portfolio well as investor focus sharpened on fundamentals.

The main source of this good relative performance came in Asia (+628 bps), with outperformance coming from almost all markets. However, to draw attention to some specific results: China and Korea saw a correction after a long period of outperformance which had led to stretched valuations - hence, the Fund's underweight to these markets - and added 205 bps and 109 bps outperformance, respectively. India had a strong result, delivering 93 bps of outperformance as the Fund's holdings, made up of companies with robust business models, held up well in a falling market. Meanwhile, the Fund's bank holding in Taiwan, Fubon Financial Holdings Company, Ltd., benefited as the sector re-rated upon news that the Chinese government will allow Taiwanese banks the opportunity to invest in the mainland, leading to 104 bps of outperformance.

Latin America was also a generator of outperformance (+204 bps). In Argentina (+142 bps), the Fund's sole holding, high-grade steel pipe maker Tenaris, was a beneficiary of increased capex from oil companies, while the Fund's holdings in Mexico performed well as consumer demand remained resilient to the slowdown in the U.S. However, the Fund's underweight to energy and materials giants Petrobras and Vale cost the Fund 34 bps in Brazil.

Certain countries in Eastern Europe, the Middle East and Africa were detractors from performance (-64 bps), with the Fund's underweight to commodity heavyweights Russia and South Africa costing the Fund 47 bps and 54 bps, respectively. Yet there were some bright spots - the team's stock selection in Turkey led to 29 bps of outperformance and the Fund's sole holding in Qatar, Qatar Insurance Company, led to 61bps of outperformance.

PERFORMANCE ANALYSIS - FIXED-INCOME

For the six-month period ended June 30, 2008, the fixed-income component of the Fund returned 1.35%, compared to the benchmark(4) for the fixed-income portion of the Fund returning 1.74%. The Fund outperformed the benchmark in local denominated bonds, returning 5.81% compared to 3.78%, but underperformed the benchmark in the external denominated debt, returning -1.70% compared to -0.28% of the benchmark. The countries with the strongest local returns in the Fund were Brazil, Mexico and Uruguay. This is due to investor confidence that government officials from these countries will be successful at containing inflationary pressures compared to other countries with similar pressures. The Turkish local bonds had a negative return for the period due to rising inflation and the potential closure of the ruling AKP party. The Fund had a zero weighting in South African local bonds which turned out to be a prudent decision as the benchmark returned -17.54% due to inflation worries caused by rising oil and food prices and a large negative current account balance.

The Fund's external bond holdings underperformed the benchmark, returning -1.70% compared to -0.28% for the benchmark. This was due to the Fund's overweight in Argentina, which returned -12.05% as investors reduced their holdings in Argentina due to the political situation and farmer strikes. Other countries which had negative returns in external markets were Venezuela, El Salvador and Indonesia. The only country which outperformed the benchmark was Russia. This was due to the Fund's corporate bond holdings, which offered much higher yields than the sovereign. Brazil external debt also had a strong return as investor confidence grew after the upgrade by Standard & Poor's.

MARKET AND FUND OUTLOOK - EQUITY

We believe emerging stocks are likely to face downward pressure, predominantly as a result of commodity-induced inflationary fears, lingering worries over the credit markets and the extent to which developed economies will slow. Although most developing economies have maintained a steady pace of expansion, growth remains vulnerable to accelerating inflation. This complicates the outlook for monetary policy, most notably in emerging Asia, where policymakers' reluctance to tighten may impact future prospects. We remain cautious, and are optimistic that the Fund's long-held strategy of investing in quality companies will stand the portfolio in good stead over the coming months.

MARKET AND FUND OUTLOOK - FIXED-INCOME

Looking ahead, concerns about global inflation that have been exacerbated by rising commodity prices will at times weigh on emerging market debt, in our opinion. With inflation picking up in a number of countries such as Brazil, Mexico, Turkey, Indonesia, Egypt and Russia, policy credibility will be tested. A failure to give an appropriate and timely policy response to a deteriorating inflation outlook could exert pressure on local rates. In the absence of tighter monetary policy, central bankers may be more open to responding to imported inflation by allowing for some currency appreciation, which could bode well for emerging markets' fixed-income exposure.

----------
(1) Total return based on NAV is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in NAV per share and does not reflect sales load.

(2) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in Common Share price.

(3) The Fund's blended benchmark consists of the following: 32.5% JPMorgan Emerging Markets Bond Index-Global Diversified; 32.5% JPMorgan Government Bond Index-Emerging Markets; and 35% MSCI (Morgan Stanley Capital International) Global Emerging Markets Index.

(4) The benchmark for the fixed-income portion of the Fund consists of the following: 50% JPMorgan Emerging Markets Bond Index-Global Diversified and 50% JPMorgan Government Bond Index-Emerging Markets (JPM GBI-EM).

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS (a)
JUNE 30, 2008 (UNAUDITED)

  PRINCIPAL
    VALUE
    (LOCAL                                                                STATED        VALUE
  CURRENCY)                      DESCRIPTION                    COUPON   MATURITY   (US DOLLARS)
-------------   ---------------------------------------------   ------   --------   ------------
BONDS AND NOTES (b) - 62.4%
                ARGENTINA - 2.9%
      480,000   Banco Hipotecario SA(USD) ...................     9.75%  04/27/16    $   357,600
    2,184,142   Republic of Argentina (ARS) (c) .............     2.00%  01/03/10      1,428,659
    2,230,000   Republic of Argentina (USD) .................     7.00%  04/17/17      1,537,375
      169,615   Republic of Argentina (USD) .................     8.28%  12/31/33        130,010
                                                                                     -----------
                                                                                       3,453,644
                                                                                     -----------
                BRAZIL - 6.6%
    3,420,000   Brazil NTN - B Note (BRL) ...................     6.00%  08/15/10      3,568,362
      460,000   Dasa Finance Corp. (USD) ....................     8.75%  05/29/18        462,875
      470,000   Independencia International Ltd. (USD) ......     9.88%  05/15/15        455,754
      430,000   Independencia International Ltd. (USD) ......     9.88%  01/31/17        420,862
    1,000,000   Isa Capital do Brasil SA(USD) ...............     7.88%  01/30/12      1,037,500
    2,500,000   Nota do Tesouro Nacional (BRL) ..............    10.00%  01/01/17      1,223,833
      750,000   Odebrecht Finance Ltd. (USD) ................     7.50%  10/18/17        760,800
                                                                                     -----------
                                                                                       7,929,986
                                                                                     -----------
                CHINA - 1.0%
      670,000   Parkson Retail Group Ltd. (USD) .............     7.88%  11/14/11        671,675
      540,000   Parkson Retail Group Ltd. (USD) .............     7.13%  05/30/12        522,450
                                                                                     -----------
                                                                                       1,194,125
                                                                                     -----------
                COLOMBIA - 2.0%
3,140,000,000   Republic of Colombia (COP) ..................    12.00%  10/22/15      1,583,374
      720,000   Republic of Colombia (USD) ..................     7.38%  09/18/37        781,740
                                                                                     -----------
                                                                                       2,365,114
                                                                                     -----------
                DOMINICAN REPUBLIC - 1.8%
      820,000   Cerveceria Nacional Dominica (USD) (c) ......    16.00%  03/27/12        848,700
    1,310,000   Dominican Republic (USD) ....................     8.63%  04/20/27      1,349,300
                                                                                     -----------
                                                                                       2,198,000
                                                                                     -----------
                ECUADOR - 2.5%
      730,000   Republic of Ecuador (USD) ...................     9.38%  12/15/15        755,550
    2,320,000   Republic of Ecuador (USD) ...................    10.00%  08/15/30      2,273,600
                                                                                     -----------
                                                                                       3,029,150
                                                                                     -----------
                EGYPT - 1.7%
    2,140,000   Egypt Government Bond (EGP) .................     9.10%  09/20/12        387,812
    4,500,000   Egypt Treasury Bill (EGP) ...................     0.00%  08/19/08        833,079
    4,900,000   Egypt Treasury Bill (EGP) ...................     0.00%  05/05/09        839,495
                                                                                     -----------
                                                                                       2,060,386
                                                                                     -----------
                EL SALVADOR - 1.5%
      420,000   Republic of El Salvador (USD) ...............     8.25%  04/10/32        464,100
    1,350,000   Republic of El Salvador (USD) ...............     7.65%  06/15/35      1,404,000
                                                                                     -----------
                                                                                       1,868,100
                                                                                     -----------
                GABON - 1.3%
    1,480,000   Gabonese Republic (USD) .....................     8.20%  12/12/17      1,546,600
                                                                                     -----------

                       See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
JUNE 30, 2008 (UNAUDITED)

  PRINCIPAL
    VALUE
    (LOCAL                                                                STATED        VALUE
  CURRENCY)                      DESCRIPTION                    COUPON   MATURITY   (US DOLLARS)
-------------   ---------------------------------------------   ------   --------   ------------
BONDS AND NOTES (b) - (CONTINUED)
                GEORGIA - 1.2%
    1,510,000   Republic of Georgia (USD) ...................     7.50%  04/15/13    $ 1,507,803
                                                                                     -----------
                GHANA - 1.0%
    1,130,000   Republic of Ghana (USD) .....................     8.50%  10/04/17      1,159,962
                                                                                     -----------
                INDONESIA - 4.8%
      380,000   Empire Capital Resources Pte. Ltd. (USD) ....     9.38%  12/15/11        402,606
7,400,000,000   Indonesian Government (IDR) .................    11.00%  12/15/12        748,116
  650,000,000   Indonesian Government (IDR) .................    12.50%  03/15/13         68,990
7,900,000,000   Indonesian Government (IDR) .................     9.00%  09/15/13        725,706
1,850,000,000   Indonesian Recapitalization Bond (IDR) ......    13.40%  02/15/11        204,517
9,350,000,000   Indonesian Recapitalization Bond (IDR) ......    13.45%  08/15/11      1,033,232
2,500,000,000   Indonesian Recapitalization Bond (IDR) ......    13.18%  07/15/12        272,793
      700,000   Majapahit Holding BV (USD) ..................     7.75%  10/17/16        657,796
      670,000   Majapahit Holding BV (USD) ..................     7.25%  06/28/17        598,028
      350,000   MGTI Finance Company, Ltd. (USD) ............     8.38%  09/15/10        350,403
      410,000   Republic of Indonesia (USD) .................     6.88%  03/09/17        393,034
      370,000   Republic of Indonesia (USD) .................     8.50%  10/12/35        388,976
                                                                                     -----------
                                                                                       5,844,197
                                                                                     -----------
                KAZAKHSTAN - 1.5%
    1,000,000   Halyk Savings Bank of Kazakhstan (USD) ......     8.13%  10/07/09      1,022,300
      800,000   KazMunaiGaz Finance (USD) ...................     9.13%  07/02/18        806,600
                                                                                     -----------
                                                                                       1,828,900
                                                                                     -----------
                MEXICO - 4.0%
      190,000   Desarrolladora Homex SA (USD) ...............     7.50%  09/28/15        191,900
    8,941,460   Mexico Cetes (MXN) ..........................     0.00%  10/23/08        844,580
   15,900,000   Mexico Cetes (MXN) ..........................     0.00%  11/06/08      1,497,049
   18,100,000   Mexican Bonos Desarr Fixed Rate Bond (MXN) ..     7.25%  12/15/16      1,556,623
      800,000   Pemex Project Funding Master Trust (USD) ....     6.63%  06/15/38        790,000
                                                                                     -----------
                                                                                       4,880,152
                                                                                     -----------
                NIGERIA - 1.8%
      790,000   GTB Finance BV (USD) ........................     8.50%  01/29/12        766,300
  174,000,000   KfW International Finance (NGN) .............     8.50%  01/18/11      1,451,164
                                                                                     -----------
                                                                                       2,217,464
                                                                                     -----------
                PAKISTAN - 0.5%
      270,000   Islamic Republic of Pakistan (USD) ..........     6.75%  02/19/09        264,384
      100,000   Islamic Republic of Pakistan (USD) ..........     6.88%  06/01/17         74,250
      390,000   Pakistan Mobile Communication (USD) .........     8.63%  11/13/13        321,825
                                                                                     -----------
                                                                                         660,459
                                                                                     -----------
                PANAMA - 0.3%
      290,000   Republic of Panama (USD) ....................     8.88%  09/30/27        366,821
                                                                                     -----------
                PERU - 1.8%
    6,040,000   Peru Bono Soberano (PEN) ....................     7.84%  08/12/20      2,166,976
                                                                                     -----------

                       See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
JUNE 30, 2008 (UNAUDITED)

  PRINCIPAL
    VALUE
    (LOCAL                                                                STATED        VALUE
  CURRENCY)                      DESCRIPTION                    COUPON   MATURITY   (US DOLLARS)
-------------   ---------------------------------------------   ------   --------   ------------
BONDS AND NOTES (b) - (CONTINUED)
                PHILIPPINES - 2.8%
      480,000   Republic of Philippines (USD) ...............     8.25%  01/15/14    $   519,912
      100,000   Republic of Philippines (USD) ...............     8.00%  01/15/16        107,500
      330,000   Republic of Philippines (USD) ...............     9.38%  01/18/17        389,240
      850,000   Republic of Philippines (USD) ...............    10.63%  03/16/25      1,140,812
      970,000   Republic of Philippines (USD) ...............     9.50%  02/02/30      1,185,825
                                                                                     -----------
                                                                                       3,343,289
                                                                                     -----------
                RUSSIA - 6.2%
      830,000   Alfa Bond ISS (USD) (c) .....................     8.64%  02/22/17        768,041
      390,000   Evraz Group SA (USD) ........................     8.88%  04/24/13        389,142
      780,000   Evraz Group SA (USD) ........................     8.25%  11/10/15        767,325
   10,400,000   GPB Eurobond Finance PLC (RUB) ..............     7.25%  02/22/10        442,083
    1,000,000   Mobile Telesystems Finance (USD) ............     8.38%  10/14/10      1,026,100
   39,099,565   Red Arrow International Leasing PLC (RUB) ...     8.38%  06/30/12      1,662,861
      830,000   RS Finance (RSB) (USD) ......................     7.50%  10/07/10        775,129
      700,000   RSHB Capital SA (USD) .......................     7.75%  05/29/18        688,415
    1,000,000   UBS Luxembourg (USD) ........................     8.00%  02/11/10      1,015,000
                                                                                     -----------
                                                                                       7,534,096
                                                                                     -----------
                SERBIA - 0.7%
      840,000   Republic of Serbia (USD) (d) ................     3.75%  11/01/24        789,894
                                                                                     -----------
                TURKEY - 1.9%
    1,380,000   Turkey Government Bond,
                   Inflation Adjusted Bond (TRY) (e) ........    10.00%  02/15/12      1,211,518
    1,490,000   Turkey Government Bond (TRY) ................    16.00%  03/07/12      1,056,284
                                                                                     -----------
                                                                                       2,267,802
                                                                                     -----------
                UKRAINE - 3.7%
      800,000   Alfa Bank Ukraine (USD) .....................     9.75%  12/22/09        786,720
    1,070,000   EX-IM Bank of Ukraine (USD) .................     7.65%  09/07/11      1,037,367
    4,000,000   JSCB Ukrsotsbank, Credit Linked Note (USD) ..    12.00%  10/15/12        880,985
      500,000   UBS AG Jersey Branch (USD) ..................     9.13%  06/21/10        470,000
    1,480,000   Ukraine Government International Bond (USD)..     6.75%  11/14/17      1,329,040
                                                                                     -----------
                                                                                       4,504,112
                                                                                     -----------
                URUGUAY - 3.5%
      380,000   Republic of Uruguay (USD) ...................     8.00%  11/18/22        410,780
    1,170,000   Republic Orient Uruguay (USD) ...............     7.63%  03/21/36      1,197,495
   37,710,000   Republic Orient Uruguay
                   Inflation Adjusted Bond (UYU) (e) ........     5.00%  09/14/18      2,177,411
    8,560,000   Republic Orient Uruguay
                   Inflation Adjusted Bond (UYU) (e) ........     4.25%  04/05/27        464,236
                                                                                     -----------
                                                                                       4,249,922
                                                                                     -----------

                       See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
JUNE 30, 2008 (UNAUDITED)

  PRINCIPAL
    VALUE
    (LOCAL                                                                STATED        VALUE
  CURRENCY)                      DESCRIPTION                    COUPON   MATURITY   (US DOLLARS)
-------------   ---------------------------------------------   ------   --------   ------------
BONDS AND NOTES (b) - (CONTINUED)
                VENEZUELA - 5.4%
      470,000   Bolivarian Republic of Venezuela (USD) ......     9.00%  05/07/23    $   413,318
    2,360,000   Petroleos de Venezuela SA (USD) .............     5.25%  04/12/17      1,646,100
    1,209,000   Republic of Venezuela (USD) .................    10.75%  09/19/13      1,261,773
    1,140,000   Republic of Venezuela (USD) .................     8.50%  10/08/14      1,082,259
    2,680,000   Republic of Venezuela (USD) .................     5.75%  02/26/16      2,118,540
                                                                                     -----------
                                                                                       6,521,990
                                                                                     -----------
                TOTAL BONDS AND NOTES
                   (Cost $75,542,160) .......................                         75,488,944
                                                                                     -----------

    SHARES                                   DESCRIPTION                                VALUE
-------------   -----------------------------------------------------------------   ------------
COMMON STOCKS - 45.8%
                ARGENTINA - 1.4%
       23,200   Tenaris SA, ADR .................................................   $  1,728,400
                                                                                    ------------
                BRAZIL - 7.6%
       78,450   Banco Bradesco SA, ADR ..........................................      1,605,087
       62,000   Companhia Vale do Rio Doce, ADR .................................      1,850,080
       56,370   Lojas Renner SA .................................................      1,114,671
       29,892   Petroleo Brasileiro SA, ADR .....................................      1,732,241
       43,000   Souza Cruz SA ...................................................      1,223,935
       28,000   Telecomunicacoes de Sao Paulo SA ................................        708,951
       24,600   Ultrapar Participacoes SA, Preference Shares ....................        936,829
                                                                                    ------------
                                                                                       9,171,794
                                                                                    ------------
                CHILE - 1.0%
       29,000   Banco Santander Chile SA, ADR ...................................      1,247,290
                                                                                    ------------
                CHINA - 5.6%
      110,000   China Mobile Ltd. ...............................................      1,478,466
      190,000   CLPHoldings Ltd. ................................................      1,627,749
      350,000   Dah Sing Banking Group Ltd. .....................................        621,243
      200,000   Hang Lung Group Ltd. ............................................        888,773
      920,000   PetroChina Company Ltd., H Shares ...............................      1,191,699
      490,000   Swire Pacific Ltd., B Shares ....................................      1,005,480
                                                                                    ------------
                                                                                       6,813,410
                                                                                    ------------
                CZECH REPUBLIC - 1.0%
        9,000   Erste Bank der Oesterreichischen Sparkassen AG ..................        560,930
        3,000   Komercni Banka AS ...............................................        698,072
                                                                                    ------------
                                                                                       1,259,002
                                                                                    ------------
                HUNGARY - 1.0%
        5,300   Richter Gedeon, Sponsored GDR ...................................      1,147,305
                                                                                    ------------

                       See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
JUNE 30, 2008 (UNAUDITED)

    SHARES                                   DESCRIPTION                                VALUE
-------------   -----------------------------------------------------------------   ------------
COMMON STOCKS - (CONTINUED)
                INDIA - 3.0%
       60,000   Gail India Ltd. .................................................   $    464,590
       20,000   GlaxoSmithKline Pharmaceuticals Ltd. ............................        517,978
        8,000   Grasim Industries Ltd. (f) ......................................        343,986
       40,000   Hero Honda Motors Ltd. ..........................................        643,626
       11,500   Housing Development Finance Corp. Ltd. ..........................        525,178
       27,000   ICICI Bank Ltd. .................................................        395,477
       74,000   Satyam Computer Services Ltd. ...................................        751,352
                                                                                    ------------
                                                                                       3,642,187
                                                                                    ------------
                INDONESIA - 1.7%
      350,000   PT Astra International Tbk ......................................        730,748
    1,800,000   PT Unilever Indonesia Tbk .......................................      1,317,787
                                                                                    ------------
                                                                                       2,048,535
                                                                                    ------------
                MALAYSIA - 2.2%
       85,000   British American Tobacco Malaysia Berhad ........................      1,151,110
      455,000   Public Bank Berhad ..............................................      1,476,052
                                                                                    ------------
                                                                                       2,627,162
                                                                                    ------------
                MEXICO - 5.2%
       37,900   Fomento Economico Mexicano, S.A.B. de C.V., Sponsored ADR .......      1,724,829
       34,000   Grupo Aeroportuario del Centro Norte, S.A.B. de C.V., ADR .......        563,720
      361,000   Grupo Continental, S.A.B. .......................................        918,506
      297,000   Grupo Financiero Banorte, S.A.B. de C.V., O Shares ..............      1,396,719
      274,000   Kimberly-Clark de Mexico, S.A.B. de C.V., A Shares ..............      1,115,862
      390,000   SARE Holding S.A.B. de C.V., B Shares (f) .......................        510,894
                                                                                    ------------
                                                                                       6,230,530
                                                                                    ------------
                PHILIPPINES - 0.8%
      970,000   Bank of the Philippine Islands ..................................        929,057
                                                                                    ------------
                QATAR - 0.8%
       16,000   Qatar Insurance Company .........................................        988,875
                                                                                    ------------
                RUSSIA - 1.0%
       12,500   LUKOIL, ADR .....................................................      1,227,500
                                                                                    ------------
                SOUTH AFRICA - 1.9%
      195,000   Massmart Holdings Ltd. ..........................................      1,536,590
      257,000   Truworths International Ltd. ....................................        753,276
                                                                                    ------------
                                                                                       2,289,866
                                                                                    ------------
                SOUTH KOREA - 3.2%
       55,000   Pusan Bank ......................................................        736,102
        6,300   Samsung Electronics Company Ltd., Preference Shares .............      2,716,218
          850   Shinsegae Company Ltd. ..........................................        457,483
                                                                                    ------------
                                                                                       3,909,803
                                                                                    ------------
                TAIWAN - 3.6%
      855,000   Fubon Financial Holdings Company, Ltd. ..........................        873,225
      946,451   Taiwan Mobile Company, Ltd. .....................................      1,761,752
      823,599   Taiwan Semiconductor Manufacturing Company, Ltd. ................      1,763,712
                                                                                    ------------
                                                                                       4,398,689
                                                                                    ------------

                       See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
JUNE 30, 2008 (UNAUDITED)

    SHARES                                   DESCRIPTION                                VALUE
-------------   -----------------------------------------------------------------   ------------
COMMON STOCKS - (CONTINUED)
                THAILAND - 2.0%
      220,000   PTT Exploration and Production Public Company Ltd. ..............   $  1,269,927
      200,000   Siam Cement Public (The) Company Ltd. ...........................      1,190,369
                                                                                    ------------
                                                                                       2,460,296
                                                                                    ------------
                TURKEY - 2.8%
      344,000   Aksigorta AS ....................................................      1,158,192
      27,000    Bim Birlesik Magazalar AS .......................................      1,031,503
      156,000   Cimsa Cimento Sanayi ve Ticaret AS ..............................        566,021
       35,350   Migros Turk TAS .................................................        583,534
                                                                                    ------------
                                                                                       3,339,250
                                                                                    ------------
                TOTAL COMMON STOCKS
                (Cost $45,267,070) ..............................................     55,458,951
                                                                                    ------------
                TOTAL INVESTMENTS - 108.2%
                (Cost $120,809,230) (g) .........................................    130,947,895
                LOAN OUTSTANDING - (9.9)% .......................................    (12,000,000)
                NET OTHER ASSETS AND LIABILITIES - 1.7% .........................      2,066,606
                                                                                    ------------
                NET ASSETS - 100.0% .............................................   $121,014,501
                                                                                    ============

----------
(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Fixed-income portfolio securities are included in a country based upon their underlying credit exposure as determined by Aberdeen Asset Management Inc., the investment sub-advisor.

(c) Variable rate security. The interest rate shown reflects the rate in effect at June 30, 2008.

(d) Step-up security. A security where the coupon increases or steps up at a predetermined date. Interest rate shown reflects the rate in effect at June 30, 2008.

(e) Security whose principal value is adjusted in accordance with changes in the country's Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.

(f)  Non-income producing security.

(g)  Aggregate cost for federal income tax and financial reporting purposes.

ADR  American Depositary Receipt
GDR  Global Depositary Receipt
RSB  Russian Standard Bank

  Currency
ARS  Argentine Peso
BRL  Brazilian Real
COP  Colombian Peso
EGP  Egyptian Pound
IDR  Indonesian Rupiah
MXN  Mexican Peso
NGN  Nigerian Naira
PEN  Peruvian New Sol
RUB  Russian Ruble
TRY  Turkish Lira
USD  United States Dollar
UYU  Uruguayan Peso
ZAR  South African Rand

                       See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
JUNE 30, 2008 (UNAUDITED)

              FORWARD FOREIGN CURRENCY CONTRACTS TO BUY
                       CONTRACTS TO RECEIVE                   NET              NET
             ------------------------------------------    UNREALIZED      UNREALIZED
                                                 IN       APPRECIATION    DEPRECIATION
EXPIRATION        LOCAL          VALUE IN     EXCHANGE    OF CONTRACTS   OF CONTRACTS
   DATE        CURRENCY (a)       U.S. $     FOR U.S. $      U.S. $         U.S. $
----------   ----------------   ----------   ----------   ------------   -------------
 07/16/08    BRL    5,785,000   $3,593,510   $3,391,563     $201,947       $     --
 07/16/08    RUB   51,314,000    2,187,175    2,161,955       25,220             --
 07/16/08    TRY    2,597,000    2,108,044    2,043,389       64,655             --
 07/16/08    ZAR    9,944,000    1,264,046    1,291,903           --        (27,857)
                                                            --------       --------
                                                            $291,822       $(27,857)
                                                            --------       --------

               FORWARD FOREIGN CURRENCY CONTRACTS TO SELL
                         CONTRACTS TO DELIVER                    NET             NET
             ---------------------------------------------    UNREALIZED      UNREALIZED
                                                    IN       APPRECIATION    DEPRECIATION
EXPIRATION          LOCAL           VALUE IN     EXCHANGE    OF CONTRACTS   OF CONTRACTS
   DATE          CURRENCY (a)        U.S. $     FOR U.S. $      U.S. $         U.S. $
----------   -------------------   ----------   ----------   ------------   -------------
 08/08/08    ARS       3,840,000   $1,253,693   $1,252,650      $     --      $  (1,043)
 07/16/08    BRL       7,157,000    4,445,766    4,160,563            --       (285,203)
 07/16/08    COP   3,267,714,000    1,699,851    1,783,687        83,836             --
 07/16/08    MXN       1,162,000      112,395      112,011            --           (384)
 07/16/08    RUB      51,314,000    2,187,175    2,178,014            --         (9,161)
 07/16/08    TRY       2,597,000    2,108,044    1,971,146            --       (136,898)
 07/16/08    ZAR       9,944,000    1,264,046    1,240,751            --        (23,295)
                                                                --------      ---------
                                                                $ 83,836      $(455,984)
                                                                --------      ---------
Unrealized Appreciation (Depreciation) ...................      $375,658      $(483,841)
                                                                ========      =========
Net Unrealized Appreciation (Depreciation) ...............                    $(108,183)
                                                                              =========

(a)  Please see page 13 for currency descriptions.

                       See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2008 (UNAUDITED)

ASSETS:
Investments, at value (Cost $120,809,230) .............................   $130,947,895
Cash ..................................................................      1,264,763
Foreign currency (Cost $211,995) ......................................        218,044
Unrealized appreciation on forward foreign currency contracts .........        375,658
Prepaid expenses ......................................................         11,910
Receivables:
   Interest ...........................................................      1,626,661
   Investment securities sold .........................................        203,458
   Dividends ..........................................................        173,255
                                                                          ------------
      Total Assets ....................................................    134,821,644
                                                                          ------------
LIABILITIES:
Unrealized depreciation on forward foreign currency contracts .........        483,841
Payables:
   Outstanding loan ...................................................     12,000,000
   Investment securities purchased ....................................        929,200
   Investment advisory fees ...........................................        111,992
   Foreign capital gains tax ..........................................         81,969
   Audit and tax fees .................................................         42,854
   Custodian fees .....................................................         42,527
   Printing fees ......................................................         37,029
   Legal fees .........................................................         25,552
   Interest and fees due on loan ......................................         12,130
   Administrative fees ................................................         10,639
   Transfer agent fees ................................................          2,422
   Trustees' fees and expenses ........................................            966
Accrued expenses and other liabilities ................................         26,022
                                                                          ------------
      Total Liabilities ...............................................     13,807,143
                                                                          ------------
NET ASSETS ............................................................   $121,014,501
                                                                          ============
NET ASSETS CONSIST OF:
Paid-in capital .......................................................   $112,378,461
Par value .............................................................         59,052
Accumulated net investment income (loss) ..............................     (1,570,587)
Accumulated net realized gain (loss) on investments sold, forward
   foreign currency contracts and foreign currency transactions .......        100,530
Net unrealized appreciation (depreciation) on investments, forward
   foreign currency contracts and foreign currency translation ........     10,047,045
                                                                          ------------
NET ASSETS ............................................................   $121,014,501
                                                                          ============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share) ..   $      20.49
                                                                          ============
Number of Common Shares outstanding (unlimited number of
   Common Shares has been authorized) .................................      5,905,236
                                                                          ============

                       See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)

INVESTMENT INCOME:
Interest (net of foreign withholding tax of $11,204) ..................   $ 3,598,194
Dividends (net of foreign withholding tax of $71,069) .................     1,104,958
                                                                          -----------
   Total investment income ............................................     4,703,152
                                                                          -----------
EXPENSES:
Investment advisory fees ..............................................       673,744
Interest and fees on loan .............................................       189,235
Custodian fees ........................................................       107,026
Administrative fees ...................................................        66,814
Audit and tax fees ....................................................        27,404
Trustees' fees and expenses ...........................................        19,847
Transfer agent fees ...................................................        16,238
Other .................................................................        33,446
                                                                          -----------
   Total expenses .....................................................     1,133,754
                                                                          -----------
NET INVESTMENT INCOME .................................................     3,569,398
                                                                          -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments ........................................................       287,118
   Forward foreign currency contracts .................................      (589,936)
   Foreign currency transactions ......................................       (65,970)
                                                                          -----------
Net realized gain (loss) ..............................................      (368,788)
                                                                          -----------
Net change in unrealized appreciation (depreciation) on:
   Investments (a) ....................................................    (5,835,491)
   Forward foreign currency contracts .................................       144,848
   Foreign currency translation .......................................        (1,515)
                                                                          -----------
Net change in unrealized appreciation (depreciation) ..................    (5,692,158)
                                                                          -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ...............................    (6,060,946)
                                                                          -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .......   $(2,491,548)
                                                                          ===========

----------
(a) Change in unrealized appreciation (depreciation) on investments is net of decrease in foreign capital gains tax payable of $29,019.

                        See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 SIX MONTHS
                                                                                    ENDED          YEAR
                                                                                  6/30/2008       ENDED
                                                                                 (UNAUDITED)    12/31/2007
                                                                                ------------   ------------
OPERATIONS:
Net investment income (loss) ................................................   $  3,569,398   $  5,457,475
Net realized gain (loss) ....................................................       (368,788)     5,521,591
Net change in unrealized appreciation (depreciation) ........................     (5,692,158)     6,302,219
                                                                                ------------   ------------
Net increase (decrease) in net assets resulting from operations .............     (2,491,548)    17,281,285
                                                                                ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .......................................................     (4,606,084)    (4,640,236)
Net realized gain ...........................................................             --     (6,048,241)
                                                                                ------------   ------------
Total distributions to shareholders .........................................     (4,606,084)   (10,688,477)
                                                                                ------------   ------------
Total increase (decrease) in net assets .....................................     (7,097,632)     6,592,808
NET ASSETS:
Beginning of period .........................................................    128,112,133    121,519,325
                                                                                ------------   ------------
End of period ...............................................................   $121,014,501   $128,112,133
                                                                                ============   ============
Accumulated net investment income (loss) at end of period ...................   $ (1,570,587)  $   (533,901)
                                                                                ============   ============

                        See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations ........................   $ (2,491,548)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used by operating activities:
   Purchases of investments .................................................    (47,528,117)
   Sales and maturities of investments ......................................     44,380,040
   Net amortization/accretion of premium/discount on investments ............       (612,235)
   Net realized gain/loss on investments ....................................       (287,118)
   Net change in unrealized appreciation/depreciation on investments ........      5,835,491
CHANGES IN ASSETS AND LIABILITIES:
   Decrease in net unrealized appreciation/depreciation on forward
      foreign currency contracts ............................................       (144,848)
   Increase in dividends receivable .........................................       (120,920)
   Decrease in interest receivable ..........................................          8,105
   Increase in prepaid expenses .............................................        (11,222)
   Increase in receivable for investment securities sold ....................        (73,083)
   Increase in payable for investment securities purchased ..................        929,200
   Decrease in interest and fees due on loan payable ........................         (4,264)
   Decrease in investment advisory fees payable .............................         (4,402)
   Decrease in audit and tax fees payable ...................................        (20,661)
   Decrease in legal fees payable ...........................................        (24,158)
   Decrease in printing fees payable ........................................        (31,911)
   Decrease in transfer agent fees payable ..................................         (1,895)
   Decrease in administrative fees payable ..................................         (1,000)
   Decrease in custodian fees payable .......................................         (6,273)
   Increase in Trustees'fees and expenses payable ...........................            197
   Increase in accrued expenses and other liabilities .......................         10,382
                                                                                ------------
CASH USED BY OPERATING ACTIVITIES ...........................................                  $   (200,240)
CASH FLOWS FROM FINANCING ACTIVITIES:
   Distributions to Common Shareholders .....................................     (4,606,084)
   Issuances of loan ........................................................      4,000,000
                                                                                ------------
CASH USED BY FINANCING ACTIVITIES ...........................................                      (606,084)
                                                                                               ------------
Decrease in cash and foreign currency (a) ...................................                      (806,324)
Cash and foreign currency at beginning of period ............................                     2,289,131
                                                                                               ------------
Cash and foreign currency at end of period ..................................                  $  1,482,807
                                                                                               ============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees ...........................                  $    193,499
                                                                                               ============

----------
(a) Includes net change in unrealized appreciation (depreciation) on foreign currency of $6,909.

                        See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                SIX MONTHS
                                                                                   ENDED         YEAR         PERIOD
                                                                                 6/30/2008       ENDED         ENDED
                                                                                (UNAUDITED)   12/31/2007   12/31/2006(a)
                                                                                -----------   ----------   -------------
Net asset value, beginning of period ........................................    $  21.69      $  20.58     $   19.10(b)
                                                                                 --------      --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ................................................        0.60          0.92         0.29
Net realized and unrealized gain (loss) .....................................       (1.02)         2.00         1.58
                                                                                 --------      --------     --------
Total from investment operations ............................................       (0.42)         2.92         1.87
                                                                                 --------      --------     --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income .......................................................       (0.78)        (0.79)       (0.31)
Net realized gain ...........................................................          --         (1.02)          --
Return of capital ...........................................................          --            --        (0.04)
                                                                                 --------      --------     --------
Total distributions .........................................................       (0.78)        (1.81)       (0.35)
                                                                                 --------      --------     --------
Common Shares offering costs charged to paid-in capital .....................          --            --        (0.04)
                                                                                 --------      --------     --------
Net asset value, end of period ..............................................    $  20.49      $  21.69     $  20.58
                                                                                 ========      ========     ========
Market value, end of period .................................................    $  17.45      $  19.50     $  19.03
                                                                                 ========      ========     ========
TOTAL RETURN BASED ON NET ASSET VALUE (c) (d) ...............................       (1.29)%       15.74%        9.74%
                                                                                 ========      ========     ========
TOTAL RETURN BASED ON MARKET VALUE (d) (e) ..................................       (6.50)%       12.53%       (3.10)%
                                                                                 ========      ========     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ........................................    $121,015      $128,112     $121,519
Ratio of total expenses to average net assets ...............................        1.81%(f)      2.04%        2.16%(f)
Ratio of total expenses to average net assets excluding interest expense ....        1.51%(f)      1.58%        2.05%(f)
Ratio of net investment income to average net assets ........................        5.71%(f)      4.31%        4.27%(f)
Portfolio turnover rate .....................................................          34%           95%          40%
INDEBTEDNESS:
Loan outstanding (in 000's) .................................................    $ 12,000      $  8,000     $  7,000
Asset coverage per $1,000 of indebtedness (g) ...............................    $ 11,085      $ 17,014     $ 18,360

----------
(a) Initial seed date of July 14, 2006. The Fund commenced operations on August 28, 2006.

(b)  Net of sales load of $0.90 per Common Share on initial offering.

(c) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share and does not reflect sales load.

(d)  Total return is not annualized for periods less than one year.

(e) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in Common Share price.

(f)  Annualized.

(g) Calculated by subtracting the Fund's total assets less the Fund's total liabilities (not including the loan outstanding), and dividing by the outstanding loan balance in 000's.

                        See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                            JUNE 30, 2008 (UNAUDITED)

                               1. FUND DESCRIPTION

First Trust/Aberdeen Emerging Opportunity Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on May 16, 2006 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FEO on the New York Stock Exchange ("NYSE").

The Fund's investment objective is to seek a high level of total return. The Fund pursues its objective by investing at least 80% of its Managed Assets in a diversified portfolio of equity and fixed-income securities of issuers in emerging market countries. "Managed Assets" means the average daily gross asset value of the Fund (including assets attributable to the Fund's Preferred Shares, if any, and the principal amount of any borrowings) minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred or commercial paper or notes issued by the Fund). There can be no assurance that the Fund's investment objective will be achieved.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Fund's Common Shares is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued dividends and interest), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees. A majority of the Fund's assets are valued using market information supplied by third parties. In addition, structured products, including currency linked notes and credit linked notes, as well as interest rate swaps and credit default swaps, are valued using a pricing service or quotes provided by the selling dealer or financial institution. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, First Trust Advisors L.P. ("First Trust") may use a fair value method to value the Fund's securities and other investments. Additionally, if events occur after the close of the principal markets for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, that could materially affect NAV, First Trust may use a fair value method to value the Fund's securities and other investments. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

Portfolio securities listed on any exchange other than the NASDAQ National Market ("NASDAQ") are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities trading on the NASDAQ, are valued at the closing bid prices. Fixed income securities with a remaining maturity of 60 days or more will be valued by the Fund using a pricing service. Short-term investments that mature in less than 60 days are valued at amortized cost.

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                            JUNE 30, 2008 (UNAUDITED)

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 became effective for the Fund as of January 1, 2008, the beginning of its current fiscal year. The three levels of the fair value hierarchy under FAS 157 are described below:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's net assets as of June 30, 2008 is as follows:

                                                    INVESTMENTS    OTHER FINANCIAL
VALUATION INPUTS                                   IN SECURITIES   INSTRUMENTS (a)
----------------                                   -------------   ---------------
Level 1 - Quoted Prices- Investments ...........    $ 55,458,951      $(108,183)
Level 2 - Other Significant Observable Inputs ..      75,488,944             --
Level 3 - Significant Unobservable Inputs ......              --             --
                                                    ------------      ---------
TOTAL ..........................................    $130,947,895      $(108,183)
                                                    ============      =========

(a) Other financial instruments are forward foreign currency contracts not reflected in the Portfolio of Investments, which are valued at the unrealized appreciation (depreciation) on the contracts.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including amortization of premiums and accretion of discounts.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income on such securities is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. At June 30, 2008, the Fund had no when-issued or delayed-delivery purchase commitments.

C. CREDIT LINKED NOTES:

The Fund invests in credit linked notes. Credit linked notes are securities that are collateralized by one or more designated securities that are referred to as "reference securities". Through the purchase of a credit linked note, the buyer assumes the risk of the default or, in some cases, other declines in credit quality of the reference securities. The buyer also takes on exposure to the issuer of the credit linked note in the full amount of the purchase price of the note. The issuer of a credit linked note normally will have hedged its risk on the reference securities without acquiring any additional credit exposure. The Fund has the right to receive periodic interest payments from the issuer of the credit linked note at an agreed-upon interest rate, and, if there has been no default or, if applicable, other declines in credit quality, a return of principal at the maturity date.

Credit linked notes are subject to credit risk of the reference securities underlying the credit linked notes. If one of the underlying reference securities defaults, or suffers certain other declines in credit quality, the Fund may, instead of receiving repayment of principal in whole or in part, receive the security that has defaulted.

Credit linked notes typically are privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the credit linked note will default or become bankrupt. The Fund bears the risk of loss of the principal amount it invested, and the periodic interest payments expected to be received for the duration of its investment in the credit linked note.

The market for credit linked notes may suddenly become illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit linked notes. In certain cases, a market price for a credit linked note may not be available.

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                            JUNE 30, 2008 (UNAUDITED)

D. FORWARD FOREIGN CURRENCY CONTRACTS:

Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included on the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included on the Statement of Operations. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, the Fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown on the Schedule of Forward Foreign Currency Contracts.

E. FOREIGN CURRENCY:

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Level dividend distributions are declared and paid quarterly to Common Shareholders after the payment of interest and/or dividends in connection with leverage. The level dividend rate may be modified by the Board of Trustees from time to time. If, for any quarterly distribution, net investment company taxable income, if any (which term includes net short-term capital gain), is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund's assets. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The ultimate determination of the character of distributions will be made after the 2008 calendar year-end.

The tax character of distributions paid during the year ended December 31, 2007 was as follows:

Ordinary Income .....................................   $ 8,313,201
Long-Term Capital Gains .............................     2,375,276

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income .......................   $   258,076
Accumulated Long-Term Gains .........................   $   493,788
Net Unrealized Appreciation (Depreciation) ..........   $14,922,756

G. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes.

In June 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the Fund's current fiscal year. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004-2007) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Fund's financial statements.

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                           JUNE 30, 2008 (UNAUDITED)

H. EXPENSES:

The Fund pays all expenses directly related to its operations.

I. ACCOUNTING PRONOUNCEMENT:

In March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("FAS 161"). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures, if any.

           3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets.

Aberdeen Asset Management Inc. (the "Sub-Advisor") serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.50% of Managed Assets that is paid by First Trust out of its investment advisory fee.

PNC Global Investment Servicing (U.S.) Inc., formerly known as PFPC Inc., an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Administrator, Fund Accountant, Transfer Agent and Board Administrator in accordance with certain fee arrangements. PFPC Trust Company, also an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Custodian in accordance with certain fee arrangements.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust added to the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually and the Chairman of the Audit Committee is paid $5,000 annually, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. Effective January 1, 2008, each of the chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Also effective January 1, 2008, the Lead Independent Trustee and each Committee chairman will serve two-year terms.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of securities, other than U.S. government obligations and short-term obligations, for the six months ended June 30, 2008, were $47,528,117 and $44,380,040, respectively.

As of June 30, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $15,272,380 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $4,695,330.

                                5. COMMON SHARES

As of June 30, 2008, 5,905,236 of $0.01 par value Common Shares were issued and outstanding. An unlimited number of Common Shares has been authorized for the Fund's Dividend Reinvestment Plan.

                   6. PREFERRED SHARES OF BENEFICIAL INTEREST

The Fund's Declaration of Trust authorizes the issuance of preferred shares of beneficial interest (the "Preferred Shares"), with rights as determined by the Board of Trustees without the approval of Common Shareholders. As of June 30, 2008, no Preferred Shares had been issued.

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                           JUNE 30, 2008 (UNAUDITED)

                           7. REVOLVING LOAN AGREEMENT

The Fund has entered into a revolving loan agreement with certain lenders, which provides for a credit facility to be used as leverage for the Fund. The credit facility provides for a secured line of credit for the Fund where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). The total commitment under the facility is up to $28,000,000. For the six months ended June 30, 2008, the average amount outstanding was $9,648,352. The high and low annual interest rates during the six months ended June 30, 2008, were 5.68% and 3.03%, respectively, and the weighted average interest rate was 3.68%. The interest rate at June 30, 2008 was 3.03%. The Fund also pays a commitment fee of 0.125% per year, which is included in "Interest and fees on loan" on the Statement of Operations. The revolving loan agreement has been extended until November 17, 2008.

                               8. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             9. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which include a global bond and equity portfolio of investment grade and below-investment grade government and corporate debt securities. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares, at any point in time, may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the bond market, or when political or economic events affecting the issuers occur.

NON-INVESTMENT GRADE SECURITIES RISK: The Fund may invest up to 80% of its Managed Assets in non-investment grade securities. Non-investment grade securities are rated below "Baa3" by Moody's Investors Service, Inc., below "BBB-" by Standard & Poor's, or comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Sub-Advisor to be of comparable credit quality. Non-investment grade debt instruments are commonly referred to as "high-yield" or "junk" bonds and are considered speculative with respect to the issuer's capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high-yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities.

EMERGING MARKETS RISK: Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in equity or fixed-income securities of issuers located in countries considered to be emerging markets. Investments in such securities are considered speculative. In addition to the general risks of investing in non-U.S. securities, heightened risks of investing in emerging markets securities include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

FIXED-INCOME SECURITIES RISK: Debt securities, including high yield securities, are subject to certain risks, including: (i) issuer risk, which is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services; (ii) reinvestment risk, which is the risk that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio's current earnings rate;
(iii) prepayment risk, which is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities; and (iv) credit risk, which is the risk that a security in the Fund's portfolio will decline in price or the issuer fails to make interest payments when due because the issuer of the security experiences a decline in its financial status.

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                           JUNE 30, 2008 (UNAUDITED)

INTEREST RATE RISK: The Fund is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

NON-U.S. RISK: Investments in the securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad.

CREDIT LINKED NOTES RISK: The Fund may invest up to 35% of its managed assets in credit linked notes. Credit linked notes are subject to credit risk of the reference securities underlying the credit linked notes. If one of the underlying reference securities defaults or suffers certain other declines in credit quality, the Fund may, instead of receiving repayment of principal in whole or in part, receive the security that has defaulted. The Fund also bears the risk that the issuer of the credit linked note will default or become bankrupt. The Fund bears the risk of loss of the principal amount it invested and the periodic interest payments expected to be received for the duration of its investment in the credit linked note.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program, or obtained through the issuance of Preferred Shares, constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares and the holders of Preferred Shares, with respect to payment of dividends or upon liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or Preferred Shares or purchase Common Shares or Preferred Shares.

ADDITIONAL INFORMATION

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                           JUNE 30, 2008 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by PNC Global Investment Servicing (U.S.) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

     (1) If Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

     (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 331-1710, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized, although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website located at http://www.sec.gov.

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                           JUNE 30, 2008 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                 SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund (formerly known as First Trust/Gallatin Specialty Finance and Financial Opportunities Fund) and First Trust Active Dividend Income Fund and Shareholders of the Preferred Shares of First Trust Tax-Advantaged Preferred Income Fund, was held on April 14, 2008. At the Annual Meeting, Trustee Robert F. Keith was elected for a three-year term. The number of votes cast in favor of Mr. Keith was 4,296,839, the number of votes against was 113,648 and the number of abstentions was 1,494,749. James A. Bowen, Richard
E. Erikson, Thomas R. Kadlec and Neil B. Nielson are the current and continuing Trustees.

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

            BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT
                     MANAGEMENT AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of First Trust/Aberdeen Emerging Opportunity Fund (the "Fund"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Advisory Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor") and the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Fund, the Advisor and Aberdeen Asset Management Inc. (the "Sub-Advisor"), at a meeting held on March 3, 2008. The Board determined that the terms of the Agreements are fair and reasonable and that the Agreements continue to be in the best interests of the Fund.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements, the Independent Trustees received a separate report from each of the Advisor and the Sub-Advisor in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The reports, among other things, outlined the services provided by the Advisor and the Sub-Advisor (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fees for the Fund as compared to fees charged by investment advisors and sub-advisors to comparable funds and as compared to fees charged to other clients of the Advisor and the Sub-Advisor; expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall-out benefits to the Advisor and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by the Advisor and the Sub-Advisor. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders.

In reviewing the Agreements, the Board considered the nature, quality and extent of services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund, including the oversight of the Sub-Advisor. The Board noted the compliance program that had been developed by the Advisor and considered that the compliance program includes policies and procedures for monitoring the Sub-Advisor's compliance with the 1940 Act and the Fund's investment objective and policies. With respect to the Sub-Advisory Agreement, the Board received a presentation from representatives of the Sub-Advisor discussing the services that the Sub-Advisor provides to the Fund and how the Sub-Advisor meets the Fund's investment objective. In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor has managed the Fund consistent with its investment objective and policies.

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                           JUNE 30, 2008 (UNAUDITED)

The Board considered the advisory and sub-advisory fees paid under the Agreements. The Board reviewed data prepared by Lipper Inc. ("Lipper"), an independent source, showing the management fees and expense ratios of the Fund as compared to the management fees and expense ratios of one peer group selected by Lipper and a second peer group selected by the Advisor. The Board discussed with representatives of the Advisor the differences between the two peer groups, noting that the Lipper peer group contained only two peer funds, and also discussed the limitations in creating a relevant peer group for the Fund given the Fund's unique composition of both debt and equity emerging market securities. The Board also considered the difficulties in comparing funds with different amounts of assets and using different types of leverage. Based on the information provided, the Board noted that the Fund's management fees were the highest in the Lipper peer group and at the median of the Advisor peer group and that the Fund's expense ratio was the highest in the both the Lipper peer group and the Advisor peer group. The Board also considered the sub-advisory fee rate and how it related to the overall management fee structure of the Fund and noted that the Advisor pays the Sub-Advisor out of the advisory fees it receives from the Fund. Finally, the Board considered the advisory fees paid to the Advisor by similar funds, and noted that the Advisor does not provide advisory services to clients with investment objectives and policies similar to the Fund's other than to another closed-end fund. The Board also considered information provided by the Sub-Advisor as to the fees it charges to other clients.

The Board also considered the Fund's performance for the one year period ended September 30, 2007, as compared to the performance of a relevant blend of benchmark indices and to a performance group selected by Lipper. The Board considered the difficulty in creating a relevant performance group for the Fund given its unique strategy and asset mix. The Board noted that the Fund's performance was the lowest in the performance group for the period, but also noted that the performance group consisted of only two other funds. The Board noted that the Fund underperformed its blended benchmark for the period. The Board also considered performance data provided by the Advisor for the one-year and since-inception periods ended December 31, 2007, and considered an analysis prepared by the Advisor on benefits provided by the Fund's leverage. In addition, the Board considered the market price and net asset value performance of the Fund since inception, and compared the Fund's premium/discount to the average and median premium/discount of the Lipper peer group, noting that the Fund's premium/discount was generally indicative of the asset class and market events. The Board concluded that the Fund's performance was reasonable, particularly in light of the strong absolute performance of the Fund.

On the basis of all the information provided on the fees, expenses and performance of the Fund, the Board concluded that the advisory and sub-advisory fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor and Sub-Advisor under the Agreements.

The Board noted that the Advisor has continued to invest in personnel and infrastructure and had noted that the advisory fee is not structured to pass the benefits of any economies of scale on to the shareholders as the Fund's assets grow. The Board concluded that the management fee reflects an appropriate level of sharing of any economies of scale. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment manager to closed-end funds for the twelve months ended December 31, 2007, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and concluded that the Advisor's profitability appeared to be not excessive in light of the services provided to the Fund. In addition, the Board considered and discussed any ancillary benefits derived by the Advisor from its relationship with the Fund and noted that the typical fall-out benefits to the Advisor such as soft dollars are not present. The Board concluded that any other fall-out benefits received by the Advisor or its affiliates would appear to be attenuated.

The Board considered the Sub-Advisor's representation that because it manages the Fund in a similar fashion to other accounts it is able to achieve economies of scale through relationships with brokers, administrative systems and other efficiencies and that while it expects operating costs in general to continue to rise, it continues to expect to experience the benefits of economies of scale. The Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and the Sub-Advisor, an unaffiliated third party. The Board also considered data provided by the Sub-Advisor as to the profitability of the Sub-Advisory Agreement to the Sub-Advisor. The Board noted the inherent limitations in this profitability analysis and concluded that the profitability analysis for the Advisor was more relevant, although the profitability of the Sub-Advisory Agreement appeared to be not excessive in light of the services provided to the Fund. The Board noted that the Sub-Advisor does not maintain any soft-dollar arrangements and that the Sub-Advisor indicated that it does not receive any material fall-out benefits from its relationship to the Fund.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

(FIRST TRUST LOGO)

INVESTMENT ADVISOR
First Trust Advisors L.P.
1001 Warrenville Road
Lisle, IL 60532

INVESTMENT SUB-ADVISOR
Aberdeen Asset Management Inc.
1735 Market Street
Philadelphia, PA 19103

ADMINISTRATOR,
FUND ACCOUNTANT,
TRANSFER AGENT &
BOARD ADMINISTRATOR
PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

ITEM 2. CODE OF ETHICS.

Not applicable.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) Not applicable.

(b) There have been no changes, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a)(1) of this item in the Registrant's most recent annual report on Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1)   Not applicable.

     (a)(2)   Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications  pursuant to Rule  30a-2(b)  under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND

By (Signature and Title)*  /S/ JAMES A. BOWEN
                         -------------------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date     AUGUST 20, 2008
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /S/ JAMES A. BOWEN
                         -------------------------------------------------------
                           James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                           (principal executive officer)

Date     AUGUST 20, 2008
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/ MARK R. BRADLEY
                         -------------------------------------------------------
                           Mark R. Bradley, Treasurer, Controller, Chief Financial Officer and Chief Accounting Officer (principal financial officer)

Date     AUGUST 20, 2008
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.